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                                                                   EXHIBIT 10.20




                       HIGHWAYMASTER COMMUNICATIONS, INC.
                           HIGHWAYMASTER CORPORATION


                                 125,000 Units
                               PURCHASE AGREEMENT


                                                              September 18, 1997
                                                              New York, New York


BEAR STEARNS & CO. INC.
SMITH BARNEY INC.
c/o Bear, Stearns & Co. Inc.
245 Park Avenue
New York, New York 10167


Ladies & Gentlemen:

                 HighwayMaster Communications, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to Bear, Stearns & Co. Inc. ("Bear Stearns") and Smith Barney Inc. (together with Bear Stearns, the "Initial Purchasers"), acting severally and not jointly, the respective number of units (the "Units"), each consisting of $1,000 principal amount of 13 3/4% Senior Notes due 2005 (the "Series A Notes") of the Company and one warrant (a "Warrant") initially entitling the holder thereof to purchase 6.566 shares (the "Warrant Shares") of the Company's common stock, par value $.01 per share (the "Common Stock"), subject to the terms and conditions set forth herein. The Series A Notes will be issued pursuant to an indenture (the "Indenture"), to be dated the Closing Date (as defined below), among the Company, the Company's wholly owned subsidiary HighwayMaster Corporation, a Delaware corporation ("HMC"), as guarantor, and Texas Commerce Bank, National Association, as trustee (the "Trustee"). The Warrants are to be issued pursuant to a warrant agreement (the "Warrant Agreement"), to be dated the Closing Date, between the Company and Texas Commerce Bank, National Association, as warrant agent (the "Warrant Agent").

                 1.       ISSUANCE OF SECURITIES.

                 The Company proposes, upon the terms and subject to the conditions set forth herein, to issue and sell to the Initial Purchasers 125,000 Units. The Series A Notes and the Series B Notes (as defined below) issuable in exchange therefor are collectively referred to herein as the "Note Securities." The Warrants and the Warrant Shares are collectively referred to herein as the "Warrant Securities." The Note Securities and the





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Warrant Securities are collectively referred to as the "Securities."  The proceeds to the Company from the sale to the Initial Purchasers of the Units will be used as described under "Use of Proceeds" in the Offering Memorandum (as defined below).

                 Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Securities Act of 1933, as amended (the "Act"), the Securities (and all securities issued in exchange therefor or in substitution thereof) shall bear the following legend:

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

         THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO (A) OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY ONLY (1) TO THE COMPANY, (2) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (3) TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (4) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (5) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) (AN "IAI") THAT PRIOR TO SUCH TRANSFER, FURNISHES TO THE [TRUSTEE* [WARRANT AGENT]** A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS SECURITY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE [TRUSTEE]* [WARRANT AGENT]**) AND, IN THE CASE OF ANY TRANSFER TO ANY IAI OF [SECURITIES WITH AN AGGREGATE PRINCIPAL AMOUNT OF $100,000 OR LESS]* [SECURITIES ENTITLING THE HOLDER TO PURCHASE 656.6 OR FEWER SHARES OF COMMON STOCK]**, AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS OR (6) PURSUANT TO ANY OTHER





__________________________________

*In the case of the Notes
**In the case of the Warrants

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         AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE
         SECURITIES ACT (AND BASED ON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), SUBJECT IN EACH OF THE FOREGOING CASES TO APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THAT IT WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE.

                 2.       OFFERING.

                 The Units will be offered and sold to the Initial Purchasers pursuant to an exemption from the registration requirements under the Act. The Company has prepared a preliminary offering memorandum, dated August 28, 1997 (the "Preliminary Offering Memorandum"), and a final offering memorandum, dated September 18, 1997 (the "Offering Memorandum"), relating to the Company and its subsidiaries, and the issuance of the Units.

                 The Initial Purchasers have advised the Company that the Initial Purchasers will make offers of the Units on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to (a) persons whom the Initial Purchasers reasonably believe to be "qualified institutional buyers," as defined in Rule 144A under the Act ("QIBs"), and (b) persons whom the Initial Purchasers reasonably believe to be non-U.S. persons in offers and sales that occur outside the United States within the meaning of Regulation S under the Act (the "Regulation S Investors"). The QIBs and the Regulation S Investors are referred to herein as the "Eligible Purchasers." Sales to Eligible Purchasers under this Agreement are referred to herein as "Exempt Resales." The Initial Purchasers will offer the Units to such Eligible Purchasers initially at a price equal to $1,000 per Unit. Such price may be changed at any time without notice.

                 Holders (including subsequent transferees) of the Note Securities will have the registration rights set forth in the exchange and registration rights agreement relating thereto (the "Note Registration Rights Agreement"), to be dated the Closing Date, in the form of Exhibit A hereto. Pursuant to the Note Registration Rights Agreement, the Company will use its best efforts to file with the Securities and Exchange Commission (the "Commission"), to the extent provided therein (a) a registration statement under the Act (the "Exchange Offer Registration Statement") relating to the 13 3/4% Senior Notes due 2005 (the "Series B Notes") in exchange for the Series A Notes (the "Exchange Offer") and (b) a shelf registration statement pursuant to Rule 415 under the Act (the "Note Shelf Registration Statement") relating to the resale by holders of the Note Securities, and to use its best efforts to cause such registration statements to be declared effective and to consummate the Exchange Offer.





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                 Holders (including subsequent transferees) of the Warrant
Securities will have the registration rights set forth in the warrant registration rights agreement relating thereto (the "Warrant Registration Rights Agreement"), to be dated the Closing Date, in the form of Exhibit B hereto. Pursuant to the Warrant Registration Rights Agreement, the Company will use its best efforts to file with the Commission, to the extent provided therein a shelf registration statement pursuant to Rule 415 under the Act (the "Warrant Shelf Registration Statement") relating to the resale by holders of the Warrants and the issuance by the Company of the Warrant Shares, and to use its best efforts to cause such registration statement to be declared effective. The Note Registration Rights Agreement and the Warrant Registration Rights Agreement are hereinafter collectively referred to as the "Registration Rights Agreements." This Purchase Agreement (this "Agreement" or the "Purchase Agreement"), the Securities, the Indenture, the Pledge Agreement (as defined in the Indenture), the Note Registration Rights Agreement, the Warrant Agreement, and the Warrant Registration Rights Agreement are hereinafter sometimes referred to collectively as the "Operative Documents."

                 3.       PURCHASE, SALE AND DELIVERY.

                 (a) On the basis of the representations, warranties and covenants contained in this Agreement, and subject to its terms and conditions, the Company agrees to issue and sell to each Initial Purchaser, and each Initial Purchaser agrees, severally and not jointly, to purchase from the Company, the number of Units set forth opposite its name on Schedule 3(a) hereto. The Initial Purchasers shall pay a purchase price equal to $967.50 per Unit.

                 (b) Delivery of, and payment of the purchase price for, the Units shall be made at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 1700 Pacific Avenue, Suite 4100, Dallas, Texas 75201, or such other location as may be mutually acceptable. Such delivery and payment shall be made at 9:30 a.m. Dallas time on September 23, 1997 or at such other date and time as shall be agreed upon by the Initial Purchasers and the Company. The time and date of such delivery and the payment of the purchase price are herein called the "Closing Date."

                 (c) On the Closing Date, (i) (A) one or more of the Series A Notes that are part of the Units, registered in the name of Cede & Co. as nominee of The Depository Trust Company ("DTC"), having an aggregate principal amount of $125,000,000 less the aggregate principal amount of the Series A Notes that are part of the Units to be resold in Exempt Resales to Regulation S Investors and (B) one or more of the Series A Notes that are part of the Units registered in the name of Cede & Co. for the accounts of the Euroclear System and Cedel, S.A. having an aggregate principal amount equal to the aggregate principal amount of the Series A Notes that are part of the Units to be sold in Exempt Resales to Regulation S Investors (collectively, the "Global Note"), and (ii) (A) one or more of the Warrants that are part of the Units registered in the name of Cede & Co. as nominee of DTC for 125,000 Warrants less the aggregate number of Warrants that are part of the





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Units to be resold in Exempt Resales to Regulation S Investors and (B) one or
more of the Warrants registered in the name of Cede & Co. for the accounts of the EuroClear System and Cedel, S.A. for the number of Warrants that are part of the Units to be resold in Exempt Resales to Regulation S Investors (collectively, the "Global Warrant"), shall be delivered by the Company to the Initial Purchasers (or as the Initial Purchasers direct), against payment by the Initial Purchasers of the purchase price therefor by wire transfer of same day funds to an account or accounts designated by the Company, provided that the Company shall give at least two business days' prior written notice to the Initial Purchasers of the information required to effect such wire transfer. The Global Note and the Global Warrant shall be made available to the Initial Purchasers for inspection not later than 9:30 a.m. New York City time on the business day immediately preceding the Closing Date.

                 4.       AGREEMENTS OF THE COMPANY AND HMC.

                 The Company and HMC covenant and agree with the Initial Purchasers as follows:

                 (a) To advise the Initial Purchasers promptly and, if requested by the Initial Purchasers, confirm such advice in writing, of (i) the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any of the Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any state securities commission or other regulatory authority and (ii) the happening of any event that makes any statement of a material fact made in the Preliminary Offering Memorandum or the Offering Memorandum untrue or that requires the making of any additions to or changes in the Preliminary Offering Memorandum or the Offering Memorandum in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. The Company shall use its best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any of the Securities under any state securities or Blue Sky laws and, if at any time any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption of any of the Securities under any state securities or Blue Sky laws, the Company shall use its best efforts to obtain the withdrawal or lifting of such order at the earliest practicable time.

                 (b) To furnish the Initial Purchasers and those persons identified by the Initial Purchasers to the Company, without charge, as many copies of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments or supplements thereto, as the Initial Purchasers may request. The Company consents to the use of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments and supplements thereto required pursuant hereto, by the Initial Purchasers in connection with Exempt Resales.





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                 (c)      Not to amend or supplement the Preliminary Offering
         Memorandum or the Offering Memorandum prior to the Closing Date unless the Initial Purchasers shall previously have been advised thereof and shall not have objected thereto within a reasonable time after being furnished a copy of such amendment or supplement. The Company shall promptly prepare, upon the Initial Purchasers' request, any amendment or supplement to the Preliminary Offering Memorandum or the Offering Memorandum that the Initial Purchasers believe may be necessary or advisable in connection with Exempt Resales.

                 (d) If, after the date hereof and prior to consummation of any Exempt Resale, any event shall occur as a result of which, in the judgment of the Company based on the advice of its counsel, it becomes necessary or advisable to amend or supplement the Preliminary Offering Memorandum or the Offering Memorandum in order to make the statements of material fact therein, in the light of the circumstances when such Offering Memorandum is delivered to an Eligible Purchaser which is a prospective purchaser, not misleading, or if it is necessary or advisable to amend or supplement the Preliminary Offering Memorandum or the Offering Memorandum to comply with applicable law,
         (i) to notify the Initial Purchasers and (ii) forthwith to prepare an appropriate amendment or supplement to such Preliminary Offering Memorandum or Offering Memorandum so that the statements therein as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that such Preliminary Offering Memorandum or Offering Memorandum will comply with applicable law.

                 (e) To cooperate with the Initial Purchasers and counsel for the Initial Purchasers in connection with the qualification or registration of the Securities under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may request and to continue such qualification in effect so long as required for the Exempt Resales; provided, however that the Company shall not be required in connection therewith to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to service of process in suits or taxation, in each case in any jurisdiction where it is not now so subject.

                 (f) To use the proceeds from the sale of the Units in the manner described in the Offering Memorandum under the caption "Use of Proceeds."

                 (g) Not to claim voluntarily, and to resist actively any attempts to claim, the benefit of any usury laws against the holders of any Note Securities.

                 (h) To do and perform all things required to be done and performed under this Agreement by it prior to the Closing Date and to use its best efforts to satisfy all conditions precedent within its control to the delivery of the Units.

                 (i) Not to sell, offer for sale or solicit offers to buy or otherwise negotiate





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
         in respect of any security (as defined in the Act) that would be integrated with the sale of the Units in a manner that would require the registration under the Act of the sale to the Initial Purchasers or the Eligible Purchasers of the Units or to take any other action that would result in the Exempt Resales not being exempt from registration under the Act.

                 (j) For so long as any of the Securities remain outstanding and during any period in which the Company is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to make available to any holder or beneficial owner of Securities in connection with any sale thereof and any prospective purchaser of such Securities from such holder or beneficial owner, the information required by Rule 144A(d)(4) under the Act.

                 (k) To cause the Exchange Offer to be made in accordance with and subject to the terms set forth in the Note Registration Rights Agreement on the appropriate form to permit Series B Notes to be offered in a registered exchange for the Series A Notes and to comply with all applicable federal and state securities laws in connection with the Exchange Offer.

                 (l) To comply in all material respects with all of the agreements set forth in the Operative Documents and in the representation letter of the Company to DTC relating to the approval of the Securities by DTC for "book-entry" transfer.

                 (m) To cooperate with the Initial Purchasers to effect the inclusion of the Securities in the National Association of Securities Dealers, Inc. ("NASD") Private Offering, Resales and Trading through Automated Linkages ("PORTAL") market and to use its best efforts to obtain approval of the Securities by DTC for "book-entry" transfer.

                 (n) From the Closing Date to the later of (w) the second anniversary of the Closing Date, (x) the consummation of the Exchange Offer, (y) the expiration of the period in which the Company is required to maintain the Note Shelf Registration Statement under the Note Registration Rights Agreement, or (z) the expiration of the period in which the Company is required to maintain the Warrant Shelf Registration Statement under the Warrant Registration Rights Agreement, to deliver without charge to the Initial Purchasers promptly upon their becoming available, copies of (i) all reports or other publicly available information that the Company shall mail or otherwise make available to its stockholders and (ii) all reports, financial statements and proxy or information statements filed by the Company with the Commission or any national securities exchange and such other publicly available information concerning the Company and its subsidiaries including without limitation, press releases, as the Initial Purchasers may reasonably request.

                 (o) Prior to the Closing Date, to furnish to the Initial Purchasers, as soon





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         as they have been prepared by the Company, a copy of any unaudited interim financial statements for any period subsequent to the periods covered by the financial statements appearing in the Offering Memorandum.

                 (p) Until the later of (x) the consummation of the Exchange Offer, (y) the expiration of the period in which the Company is required to maintain in effect the Note Shelf Registration Statement under the Note Registration Rights Agreement, or (z) the expiration of the period in which the Company is required to maintain in effect the Warrant Shelf Registration Statement under the Warrant Registration Rights Agreement, not to take, and not to permit any of the Company's subsidiaries to take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any Securities. Except as permitted by the Act, the Company will not distribute any (i) preliminary offering memorandum, including, without limitation, the Preliminary Offering Memorandum, (ii) offering memorandum, including, without limitation, the Offering Memorandum or (iii) other offering material, in connection with the offering and sale of the Securities.

                 (q) Not to, and not to permit any of the Company's subsidiaries to take, directly or indirectly, any action that could cause the Company or any such subsidiary to be an "investment company" or a company "controlled" by an "investment company" under the Investment Company Act of 1940, as amended (the "Investment Company Act") at any time that any of the Securities are outstanding.





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                 5.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND
                          HMC.

                          The Company and HMC represent and warrant to the
Initial Purchasers that:

                 (a) The Preliminary Offering Memorandum and the Offering Memorandum have been prepared in connection with the Exempt Resales. The Preliminary Offering Memorandum and the Offering Memorandum do not, and any supplement or amendment to them will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph shall not apply to statements in the Preliminary Offering Memorandum and the Offering Memorandum (or any supplement or amendment thereto) made in reliance upon and in conformity with information furnished to the Company in writing by the Initial Purchasers expressly for use therein. No stop order preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act, has been issued.

                 (b) The Company (i) has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, (ii) has all requisite corporate power and authority to carry on its business as it is currently being conducted and as described in the Offering Memorandum and to own, lease and operate its properties, and (iii) is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified (A) could not, individually or in the aggregate with other acts, omissions or circumstances, have an actual or reasonably foreseeable prospective material adverse effect on the properties, business, results of operations, financial condition, or affairs of the Company and its subsidiaries taken as a whole, or (B) could not, individually or in the aggregate with other acts, omissions or circumstances, materially interfere with or materially adversely affect the issuance of the Units pursuant hereto or the Company's and HMC's ability to perform their obligations under this Agreement, any other Operative Document or any of the transactions contemplated thereby (any of the events set forth in clauses (A) or (B), a "Material Adverse Effect").

                 (c) Each subsidiary of the Company is listed on Schedule 5(c) hereto. Each such subsidiary (i) has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, (ii) has all requisite corporate power and authority to carry on its business as it is currently being conducted and as described in the Offering Memorandum and to





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         own, lease and operate its properties, and (iii) is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect.

                 (d) All of the issued and outstanding shares of capital stock of each subsidiary of the Company have been duly authorized, validly issued and are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights. The Company owns directly or indirectly all of the issued and outstanding shares of capital stock of each of its subsidiaries. All such shares of capital stock of each such subsidiary are owned by the Company free and clear of any lien, encumbrance, claim, security interest, restriction on transfer, stockholders' agreement, voting trust or other restrictions, except for restrictions on transfer imposed by applicable law and the Amended Stockholders' Agreement (as defined in the Offering Memorandum). The Company does not directly or indirectly own any shares of capital stock or any equity interest of any corporation, firm, partnership, association or other entity, other than the capital stock of the subsidiaries listed on Schedule 5(c).

                 (e) All of the issued and outstanding shares of capital stock of the Company have been duly authorized, validly issued, and are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights. On June 30, 1997, after giving pro forma effect to the issuance and sale of the Units pursuant hereto and the other transactions described therein, the Company would have had an authorized and outstanding capitalization as set forth in the Offering Memorandum under the caption "Capitalization," subject to the notes and assumptions included therein. Neither the issuance nor the exercise of the Warrants will cause any increase to the number of shares of Common Stock into which any of the Company's convertible securities, warrants, stock options, or similar rights are convertible or exercisable, directly or indirectly, or any decrease to the conversion or exercise price with respect thereto.

                 (f) Except as set forth in the Offering Memorandum, there are not currently any outstanding subscriptions, rights, warrants, calls, commitments of sale or options to acquire, or instruments convertible into or exchangeable for, capital stock or other equity interests of the Company or any of its subsidiaries that have been issued by the Company or any of its subsidiaries.

                 (g) The Company and HMC have all requisite corporate power and authority to execute, deliver and perform their obligations under the Operative Documents and to consummate the transactions contemplated hereby and thereby, including, without limitation, the corporate power and authority to issue, sell and deliver the Securities as provided herein and therein.

                 (h) When the Units are issued and delivered pursuant to this Agreement, such Units, and the Series A Notes and Warrants of which the Units consist, will not be of the same class (within the meaning of Rule 144A under the Act) as any security of the Company that is listed on a national securities exchange registered under
         Section 6 of the Exchange Act, or that is quoted in a United States automated inter-dealer quotation system.

                 (i) This Agreement has been duly and validly authorized, executed and delivered by the Company and HMC and (assuming the due authorization, execution and delivery of this Agreement by the Initial Purchasers) is the legal, valid and binding agreement of the Company and HMC, enforceable against the Company and HMC in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity, regardless of whether such enforcement is sought in a proceeding in equity or at law (the "Enforceability Exceptions") and subject to any limitations on the enforceability thereof imposed by the applicable provisions of federal or state securities laws or principles of public policy underlying such laws.

                 (j) The Indenture has been duly and validly authorized by the Company and HMC and, when duly executed and delivered by the Company and HMC, will be the legal, valid and binding obligation of the Company and HMC, enforceable against the Company and HMC in accordance with its terms, subject to the Enforceability Exceptions. The Offering Memorandum contains an accurate summary of the material terms of the Indenture.

                 (k) The Pledge Agreement has been duly and validly authorized by the Company and, when duly executed and delivered by the Company, will be the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions. The Offering Memorandum contains an accurate summary of the material terms of the Pledge Agreement.

                 (l) The Note Registration Rights Agreement has been duly and validly authorized by the Company and HMC and, when duly executed and delivered by the Company and HMC, will be the legal, valid and binding obligation of the Company and HMC, enforceable against the Company and HMC in accordance with its terms, subject to the Enforceability Exceptions. The Offering Memorandum contains an accurate summary of the material terms of the Note Registration Rights Agreement.

                 (m) The Warrant Registration Rights Agreement has been duly and validly authorized by the Company and, when duly executed and delivered by the Company, will be the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions. The Offering Memorandum contains an accurate summary of the material terms of the Warrant Registration Rights Agreement.

                 (n) The Series A Notes have been duly and validly authorized by the Company for issuance and sale to the Initial Purchasers pursuant to this Agreement and, when issued and authenticated in accordance with the terms of the Indenture and delivered against payment for the Units of which they are a part in accordance with the terms hereof and thereof, will be the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, subject to the Enforceability Exceptions. The Offering Memorandum contains an accurate summary of the material terms of the Series A Notes.

                 (o) The Series B Notes have been duly and validly authorized for issuance by the Company and, when issued and authenticated in accordance with the terms of the Exchange Offer and the Indenture, will be the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, subject to the Enforceability Exceptions.

                 (p) The guarantee of the Series A Notes and Series B Notes by HMC has been duly and validly authorized by HMC and, when issued and authenticated in accordance with the terms of the Indenture, will be the legal, valid and binding obligation of HMC, enforceable against HMC in accordance with the terms of the Series A Notes, the Series B Notes, and the Indenture, subject to the Enforceability Exceptions.

                 (q) The Warrant Agreement has been duly and validly authorized by the Company and, upon its execution, delivery and performance by the Company and assuming due authorization, execution, delivery and performance by the Warrant Agent, will be a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions. The Offering Memorandum contains an accurate summary of the material terms of the Warrant Agreement.

                 (r) The Warrants have been duly and validly authorized by the Company for issuance and sale to the Initial Purchasers pursuant to this Agreement and, when issued and authenticated in accordance with the terms of the Warrant Agreement and delivered against payment for the Units of which they are a part in accordance with the terms hereof and thereof, will be validly issued and the legal, valid and binding obligations of the Company, subject to the Enforceability Exceptions. The Company has duly reserved a sufficient number of its shares of Common Stock for the issuance of the Warrant Shares upon the exercise of the

         Warrants. The Company has duly and validly authorized the issuance of the Warrant Shares upon the exercise of the Warrants. Upon the exercise of the Warrants and the payment of the exercise price thereof, the respective Warrant Shares will be validly issued, fully paid and nonassessable, and not issued in violation of any preemptive or similar rights.

                 (s)      Neither the Company nor any of its subsidiaries is
         (i) in violation of its charter or bylaws, (ii) in default in the performance of any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties is subject, or
         (iii) in violation of any local, state, federal or foreign law, statute, ordinance, rule, regulation, judgment or court decree applicable to it or any of its assets or properties (whether owned or leased), including the Communications Act of 1934, as amended by the Telecommunications Act of 1996 and otherwise, and the rules and regulations promulgated thereunder (collectively, the "Communications Act"), and any other statute, rule or regulation (the "Other Telecommunication Laws") administered by the Federal Communications Commission ("FCC") or the "state commissions" as defined in Section 3(t) of the Communications Act (the "State Telecommunications Agencies"), except as disclosed in the Offering Memorandum and, except in the case of clauses (ii) and (iii), for any such default or violation that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. To the knowledge of the Company after reasonable inquiry, there exists no condition that, with notice or the passage of time or both, would constitute such a default under any such document or instrument except for any such default that could not, individually or in the aggregate with other defaults, reasonably be expected to have a Material Adverse Effect.


                 (t) None of (i) the execution, delivery or performance by the Company or HMC of this Agreement and the other Operative Documents, (ii) the issuance and sale of the Securities, nor (iii) the consummation by the Company and HMC of the transactions described in the Offering Memorandum under the caption "Use of Proceeds," violates, conflicts with or constitutes a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or requires consent (other than those consents that have been obtained) under, or results in the imposition of a lien or encumbrance (except for encumbrances arising under the Operative Documents) on any properties of the Company or any of its subsidiaries, or an acceleration of any indebtedness of the Company or any of its subsidiaries pursuant to,
         (A) the charter or bylaws of the Company or any such subsidiary, (B) any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of their respective properties is subject other than the Indenture and the other Operative Documents, (C) any statute, rule or regulation applicable to the Company or any such subsidiary or their respective assets or properties, including but not limited to, the Communications Act and Other Telecommunications Laws, or (D) any judgment, order or decree of any court or governmental agency or authority having jurisdiction over the Company or any such subsidiary or their respective assets or properties, except in the cases of clauses (B),
         (C) and (D), for any such violation, default, consent, imposition of a lien or acceleration that could not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect. Except as may be required under applicable state securities or Blue Sky laws, and except for the filing of registration statements under the Act, and any other requirements of the Act or Exchange Act applicable in connection with the transactions contemplated by the Registration Rights Agreements, and qualification of the Indenture under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") in connection with the Registration Rights Agreements, no consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, any court or governmental agency, body or administrative agency or any other person is required for (1) the execution, delivery and performance by the Company and HMC of this Agreement and the other Operative Documents or (2) the issuance and sale of the Securities and the transactions contemplated thereby, except such as have been obtained and made and except where the failure to obtain such consents and waivers would not, individually or in the aggregate, have a Material Adverse Effect.

                 (u) There is (i) no action, suit, investigation or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending, or to the knowledge of the Company and HMC after reasonable inquiry, threatened, to which the Company or any of its subsidiaries is or may be a party or to which the business or property of the Company or any of its subsidiaries is or may be subject, (ii) no statute, rule, regulation or order that has been enacted adopted or issued by any governmental agency or that has been proposed by any governmental body, and (iii) no injunction, restraining order or order of any nature by a federal or state court or foreign court of competent jurisdiction to which the Company or any of its subsidiaries is or may be subject or to which the business, assets, or property of the Company or any of its subsidiaries is or may be subject, that, in the case of clauses (i),
         (ii) and (iii) above, (A) is required to be disclosed in the Preliminary Offering Memorandum and the Offering Memorandum and that is not so disclosed or (B) could reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

                 (v) No action has been taken and no statute, rule, regulation, injunction or order has been enacted, adopted or issued by any federal or state court of competent jurisdiction or by any governmental agency that prevents or suspends the issuance or sale of the Securities or prevents or suspends the use of the Offering Memorandum; no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction has been issued that prevents the issuance of the Securities or prevents or suspends the sale of the Securities in any jurisdiction referred to in Section 4(e) hereof; and every request of any securities authority or agency of any jurisdiction for additional information has been complied with in all material respects.

                 (w) There is (i) no significant unfair labor practice complaint pending against the Company or any of its subsidiaries, nor to the knowledge of the Company and HMC after reasonable inquiry, threatened against the Company or any of its subsidiaries, before the National Labor Relations Board, any state or local labor relations board or any foreign labor relations board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Company or any of its subsidiaries, or to the knowledge of the Company and HMC after reasonable inquiry, threatened against the Company or any of its subsidiaries, (ii) no significant strike, labor dispute, slowdown or stoppage pending against the Company or any of its subsidiaries, nor to the knowledge of the Company and HMC after reasonable inquiry, threatened against the Company or any of its subsidiaries and (iii) no union organizing or union representation question existing with respect to the employees of the Company or any of its subsidiaries. No claim has been filed against the Company or any of its subsidiaries alleging violation of (A) any federal, state or local law or foreign law relating to discrimination in hiring, promotion or pay of employees, (B) any applicable wage or hour laws or
         (C) any provision of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules and regulations thereunder, except as could not reasonably be expected to have a Material Adverse Effect.

                 (x) Except as disclosed in the Offering Memorandum and with such exceptions as could not reasonably be expected to have a Material Adverse Effect, the Company and its subsidiaries own, possess or have the right on either an exclusive or non-exclusive basis to use all patents, patent rights, licenses (including all state, local or other jurisdictional regulatory licenses), inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, software, systems or procedures), trademarks, service marks and trade names, computer programs, technical data and information (collectively, the "Intellectual Property") presently used in connection with the businesses now operated by them, free and clear of and without violating any right, claimed right, charge, encumbrance, pledge, security interest, restriction or lien of any kind of any other person. Except as disclosed in the Offering Memorandum and with such exceptions as could not reasonably be expected to have a Material Adverse Effect, neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing. The use of the Intellectual Property in connection with the business and operations of the Company and its subsidiaries does not infringe on the rights of any person, except for any infringement that could not reasonably be expected to have a Material Adverse

         Effect. The description of the patents and other intellectual property rights of the Company set forth in the Offering Memorandum under the captions "Risk Factors--AT&T Litigation," "Risk Factors--Uncertainty Regarding Patents and Proprietary Rights," "Business--Patents and Proprietary Rights" and "Business--Legal Proceedings" is accurate in all material respects.

                 (y) Each contract, agreement or arrangement to which the Company or any of its subsidiaries is a party or by which any of them is bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject and which is material to the actual or reasonably foreseeable prospective properties, business, results of operations, financial condition or affairs of the Company and its subsidiaries has been duly and validly authorized, executed and delivered by the Company or the respective subsidiary, as applicable; neither the Company nor any of its subsidiaries is in breach or default of any obligation, agreement, covenant or condition contained in any such contract; none of such contracts, agreements or arrangements has been assigned by the Company or any of its subsidiaries, and the Company knows of no present condition or fact which would prevent compliance by the Company or any of its subsidiaries or any other party thereto with the terms of any such contract, agreement or arrangement, except where the failure to comply with the same could not reasonably be expected to have a Material Adverse Effect; except as disclosed in the Offering Memorandum, neither the Company nor any of its subsidiaries has any present intention to exercise any right that it may have to cancel any such contract, agreement or arrangement or otherwise to terminate its rights and obligations thereunder, and the Company has no knowledge that any other party to any such contract, agreement or arrangement has any intention not to render full performance as contemplated by the terms thereof, except where any such failure to perform such terms could not reasonably be expected to have a Material Adverse Effect.

                 (z) Neither the Company nor any of its subsidiaries, nor any of their respective officers, directors, employees, agents or affiliates or any other person acting on their behalf has, directly or indirectly, given or agreed to give any money, gift or similar benefit to any customer, supplier, employee or agent of a customer or supplier, official or employee of any governmental agency, instrumentality of any government or any political party or candidate for office (domestic or foreign) or other person who was, at the time, in a position to help or hinder the business of the Company or any of its subsidiaries (or assist the Company or any of its subsidiaries in connection with any actual or proposed transaction) which could at the time have subjected the Company or any of its subsidiaries to any damage or penalty in any civil, criminal or governmental litigation or proceeding (domestic or foreign), except for such damages or penalties, either individually or in the aggregate, that could not reasonably be expected to have a Material Adverse Effect.

                 (aa) Neither the Company nor any of its subsidiaries has violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), except for such violations, either individually or in the aggregate, that could not reasonably be expected to have a Material Adverse Effect.

                 (bb) There is no alleged liability or potential liability (including, without limitation, alleged or potential liability or investigatory costs, cleanup costs, governmental response costs, material resource damages, property damages, personal injuries or penalties) of the Company or any of its subsidiaries arising out of, based on or resulting from (i) the presence or release into the environment of any Hazardous Material (as defined below) at any location, whether or not owned by the Company or any of its subsidiaries, as the case may be, or (ii) any violation or alleged violation of any Environmental Law, which alleged or potential liability is required to be disclosed in the Offering Memorandum other than as disclosed therein, except, in the case of clauses (i) and (ii) above, for such liability, either individually or in the aggregate, that could not reasonably be expected to have a Material Adverse Effect. The term "Hazardous Material" means (A) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (B) any "hazardous waste" as defined by the Resource Conservation and Recovery Act, as amended, (C) any petroleum or petroleum product, (D) any polychlorinated biphenyl, and (E) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under or within the meaning of any other law relating to protection of human health or the environment or imposing liability or standards of conduct concerning any such chemical material, waste or substance.

                 (cc) Except as disclosed in the Offering Memorandum, the Company and each of its subsidiaries has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits"), including without limitation, under the Communications Act, any Other Telecommunications Laws, or any applicable Environmental Laws, as are necessary to own, lease and operate its properties and to conduct its business, except for such permits the absence of which, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. The Company and each of its subsidiaries has fulfilled and performed all of its obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such permit, and, except as described in the Offering Memorandum, such permits contain no restrictions that are materially burdensome to the Company or any of its subsidiaries, as the case may be.

                 (dd) The Company and each of its subsidiaries has (i) good and marketable title to all of the properties and assets described in the Offering

         Memorandum as owned by it, free and clear of all liens, charges, encumbrances and restrictions (except liens, charges, encumbrances and restrictions that do not in the aggregate materially detract from the value of such properties and assets or materially impair the use thereof in the operation of the business of the Company and its subsidiaries, taken as a whole) and (ii) peaceful and undisturbed possession under all material leases to which any of them is a party as lessee and each of which lease is valid and binding and no default exists thereunder.

                 (ee) All federal tax returns and material state tax returns required to be filed by the Company or any of its subsidiaries in all jurisdictions have been so filed. All material taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from such entities or that are due and payable have been paid, other than those being contested in good faith and for which adequate reserves have been provided. To the knowledge of the Company and HMC after reasonable inquiry, there are no material proposed additional tax assessments against the Company or any of its subsidiaries, or the assets or property of the Company or any of its subsidiaries.

                 (ff) Neither the Company nor any of its subsidiaries is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act, and following the Company's receipt of the proceeds from the issuance of the Units, neither the Company nor any of its subsidiaries will be such an "investment company" or company "controlled" by an investment company at any time in the future because of the investment of such proceeds.

                 (gg) There are no holders of securities of the Company who have the right to request or demand that the Company register their transfer of securities on either the Exchange Offer Registration Statement or the Note Shelf Registration Statement. Except as disclosed in the Offering Memorandum, there are no holders of securities of the Company who have the right to request or demand that the Company register their transfer of securities on the Warrant Shelf Registration Statement.

                 (hh) The Company and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect thereto.

                 (ii) The Company and each of its subsidiaries maintains, or the Company maintains on behalf of each of its subsidiaries, insurance against losses and risks to their properties, operations, personnel and businesses which is adequate in accordance with customary industry practice to protect the Company and its subsidiaries and their respective businesses. Neither the Company nor any of its subsidiaries has received notice from any insurer or agent of such insurer that substantial capital improvements or other material expenditures will have to be made in order to continue such insurance. All such insurance is outstanding and duly in force on the date hereof and will be outstanding and duly in force on the Closing Date on the terms in effect on the date hereof.

                 (jj)     Neither the Company nor any of its subsidiaries has
         (i) taken, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) since the date of the Preliminary Offering Memorandum sold, bid for, purchased or paid any person any compensation for soliciting purchases of the Securities or paid or agreed to pay to any person any compensation for soliciting another person to purchase any other securities of the Company.

                 (kk) No registration under the Act of the Units is required for the sale of the Units to the Initial Purchasers as contemplated hereby or for the Exempt Resales assuming (i) that the Initial Purchasers are QIBs, (ii) that the purchasers who buy the Units in the Exempt Resales are Eligible Purchasers, (iii) the accuracy of the Initial Purchasers' representations set forth in
         Section 6 hereof, and (iv) receipt by the purchasers to whom the Initial Purchasers initially resell the Units of a copy of the Offering Memorandum at or prior to the delivery of confirmation of sale. No form of general solicitation or general advertising was used by the Company or any of its subsidiaries or any of their representatives (although no representation or warranty is made as to actions taken by the Initial Purchasers and their representatives) in connection with the offer and sale of any of the Units or in connection with Exempt Resales, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as the Units have been issued and sold by the Company or any of its subsidiaries within the six month period immediately prior to the date hereof.

                 (ll) The execution and delivery of this Agreement, the other Operative Documents and the sale of the Units to be purchased by the Eligible Purchasers will not involve any prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986. The representations made in the preceding sentence are made in reliance upon and subject to the accuracy of, and compliance with, the representations and covenants made or deemed made by the Eligible Purchasers as set forth in the Offering Memorandum under the caption "Notice to Investors."

                 (mm) Subsequent to the respective dates as of which information is given in the Offering Memorandum and up to the Closing Date, except as set forth in the Offering Memorandum, (i) neither the Company nor any of its subsidiaries has incurred any liabilities or obligations, direct or contingent, except in the ordinary course of business consistent with past practices, which are material, individually or in the aggregate, to the Company and its subsidiaries, taken as a whole, other than the possible draw upon the $5,000,000 interim financing made available by a stockholder of the Company and described in the Offering Memorandum, nor entered into any material transaction not in the ordinary course of business consistent with past practices, (ii) there has not been, individually or in the aggregate, any change or development of which the Company is aware which could reasonably be expected to result in a Material Adverse Effect and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company or any of its subsidiaries on any class of their capital stock.

                 (nn) None of the execution, delivery and performance of this Agreement, the issuance and sale of the Units, the application of the proceeds from the issuance and sale of the Units and the consummation of the transactions contemplated thereby as set forth in the Offering Memorandum, will violate Regulations G, T, U or X promulgated by the Board of Governors of the Federal Reserve System or analogous foreign laws and regulations.

                 (oo) The accountants who have issued a report on the financial statements included as part of the Offering Memorandum are independent accountants. The annual historical financial statements of the Company included in the Offering Memorandum comply as to form in all material respects with the requirements applicable to registration statements on Form S-1 under the Act and present fairly in all material respects the financial position and results of operations of the Company at the respective dates and for the respective periods indicated. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods presented except as indicated in the notes thereto. The pro forma adjustments and as adjusted information included in the Offering Memorandum give effect to assumptions made on a reasonable basis with respect to the proposed transactions contemplated by the Offering Memorandum and this Agreement. The other financial and statistical information and data included in the Offering Memorandum, historical, as adjusted and pro forma, are accurately presented on a basis consistent with the financial statements included in the Offering Memorandum and the books and records of the Company.

                 (pp) In connection with the issuance of the Series A Notes, neither the

         Company nor HMC intends to, nor does it believe that it will, incur debts beyond its ability to pay or refinance such debts as they mature. After giving effect to the transactions contemplated by the Offering Memorandum, the present fair market value of the assets of the Company and its subsidiaries, taken as a whole, will exceed the amount that will be required to be paid on or in respect of the existing debts and other liabilities (including contingent liabilities) of the Company and its subsidiaries when and as they become absolute and matured. After giving effect to such transactions, the assets of the Company and its subsidiaries, taken as whole, will not constitute unreasonably small capital to carry out their businesses as now conducted, including the capital needs of the Company and its subsidiaries, taking into account the projected capital requirements and capital availability.

                 (qq) Except pursuant to this Agreement, there are no contracts, agreements or understandings between or among the Company or any of its subsidiaries and any other person that would give rise to a valid claim against the Company or any of its subsidiaries or the Initial Purchasers for a brokerage commission, finder's fee or like payment in connection with the issuance, purchase and sale of the Units.

                 (rr) There exist no conditions that would constitute a default by the Company or HMC (or an event which with notice or the lapse of time, or both, would constitute a default) under any of the Operative Documents.

                 (ss) Each certificate signed by any officer of the Company or HMC and delivered to the Initial Purchasers or counsel for the Initial Purchasers shall be deemed to be a representation and warranty by the Company and HMC to the Initial Purchasers as to the matters covered thereby.

                 (tt) Except as could not reasonably be expected to have a Material Adverse Effect, the Company and its subsidiaries have not violated or created a price matching event under any provision of any agreement with any of their customers that provides that the Company and its subsidiaries will not charge any other person a lower price for a particular product or service than the price charged such customer (the "Most Favored Nation Pricing Provisions").

                 (uu) The Company and HMC have provided to the Initial Purchasers or counsel for the Initial Purchasers all documents that would be required to be filed as exhibits to a Registration Statement on Form S-1 registering the sale of the Units.

                 The Company and HMC acknowledge that the Initial Purchasers and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 9 hereof, counsel to the Company and HMC and counsel to the Initial Purchasers, will rely upon the accuracy and truth of the foregoing representations as to factual matters and hereby consent to such reliance.

                 6.       REPRESENTATIONS AND WARRANTIES OF THE INITIAL
                          PURCHASERS.

                 Each of the Initial Purchasers severally, but not jointly, represents and warrants to the Company and HMC that:

                 (a) Such Initial Purchaser is a QIB, with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Units.

                 (b) Such Initial Purchaser (i) is not acquiring the Units with a view to any distribution thereof that would violate the Act or the securities laws of any state of the United States or any other applicable jurisdiction and (ii) will be reoffering and reselling the Units only to (A) QIBs in reliance on the exemption from the registration requirements of the Act provided by Rule 144A and (B) non-U.S. persons in offers and sales that occur outside the United States within the meaning of Regulation S under the Act.

                 (c) No form of general solicitation or general advertising has been or will be used in the United States by such Initial Purchaser or any of its representatives in connection with the Exempt Resales, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

                 (d) Such Initial Purchaser agrees that, in connection with the Exempt Resales, it will solicit offers to buy the Units only from, and will offer to sell the Units only to Eligible Purchasers. Such Initial Purchaser further agrees that it will offer to sell the Units only to, and will solicit offers to buy the Units only from Eligible Purchasers (i) that in purchasing such Units will be deemed to have represented and agreed that they are purchasing the Units for their own accounts or accounts with respect to which they exercise sole investment discretion and that they or such accounts are Eligible Purchasers; (ii) that acknowledge and agree that such Units will not have been registered under the Act; and (iii) that agree (A) to offer, sell, pledge or otherwise transfer such Units only (1) to the Company,
         (2) pursuant to a registration statement which has been declared effective under the Act, (3) to a person they reasonably believe is a QIB in a transaction meeting the requirements of Rule 144A of the Act,
         (4) pursuant to an offer and sale to a Regulation S Investor in a transaction meeting the requirements of Rule 904 of Regulation S of the Act, (5) to an IAI that (A) with respect to the Series A Notes, prior to such transfer, furnishes to the Trustee a signed letter containing certain representations and agreements relating to the transfer of such Series A Notes (the form of which letter can be obtained from the Trustee), and, in the case of any transfer to any IAI of an aggregate principal amount of Series A Notes of $100,000 or less, an opinion of counsel if the Company so requests, and (B) with respect to the Warrants, prior to such transfer, furnishes to the Warrant Agent a signed letter containing certain representations and agreements relating to the transfer of such Warrants (the form of which letter can be obtained from the Warrant Agent), and, in the case of any transfer to any IAI of Warrants entitling the holder to purchase 656.6 or fewer shares of Common Stock, an opinion of counsel if the Company so requests, or (6) pursuant to any other available exemption from the registration requirements under the Act (and based on an opinion of counsel if the Company so requests), subject in each of the foregoing cases to applicable securities laws of any State of the United States or any other applicable jurisdiction and (B) to notify any person purchasing from them such Units of the resale restrictions set forth in (A) above.

                 Such Initial Purchaser understands that the Company and HMC and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 9 hereof, counsel to the Company and HMC and counsel to the Initial Purchasers, will rely upon the accuracy and truth of the foregoing representations as to factual matters and hereby consents to such reliance.

                 7.       INDEMNIFICATION.

                 (a) The Company and HMC, jointly and not severally, shall indemnify and hold harmless, to the fullest extent permitted by law, the Initial Purchasers, each person, if any, who controls the Initial Purchasers within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and the respective officers, directors, partners, employees, representatives and agents of the Initial Purchasers or any controlling persons, against any and all losses, liabilities, claims, damages and expenses whatsoever (including but not limited to reasonable attorneys' fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company and HMC will not be liable in any such case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made (i) in the Preliminary Offering Memorandum or the Offering Memorandum in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Initial Purchasers expressly for use therein or (ii) in the Preliminary Offering Memorandum or the Offering Memorandum, as the case may be, if a copy of the Offering Memorandum (as then amended or supplemented) was not sent or given by or on behalf of such Initial Purchasers to the person asserting any such loss, claim, damage, liability or expense, at or prior to the written confirmation of the sale of the Units and the Offering Memorandum (as then amended or supplemented) corrected such untrue or alleged untrue statement or such omission or alleged omission. This indemnity agreement will be in addition to any liability which the Company and HMC may otherwise have, including under this Agreement.

                 (b) The Initial Purchasers, severally but not jointly, shall indemnify and hold harmless the Company, HMC, each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and the respective officers, directors, partners, employees, representatives and agents of the Company, HMC or any controlling persons, against any and all losses, liabilities, claims, damages, and expenses whatsoever (including but not limited to reasonable attorneys' fees and any and all reasonable expenses whatsoever incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Initial Purchasers expressly for use therein; provided, however, that in no case shall the Initial Purchasers be liable or responsible for any amount in excess of the discounts and commissions received by the Initial Purchasers, as set forth on the cover page of the Offering Memorandum. This indemnity will be in addition to any liability which the Initial Purchasers may otherwise have, including under this Agreement.

                 (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 7, except to the extent that it has been prejudiced in any material respect by such failure, or from any liability which it may otherwise have). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to take charge of the defense of such action within a reasonable time after notice of commencement of the action or (iii) such indemnified party or parties shall have concluded, upon the advice of counsel, that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct such different or additional defenses on behalf of the indemnified party or parties, but shall retain any common defenses), in any of which events such fees and expenses of counsel shall be borne by the indemnifying parties; provided, however, that the indemnifying party under subsection (a) or (b) above, shall only be liable for the legal expenses of one counsel (in addition to any local counsel) for all indemnified parties in each jurisdiction in which any claim or action is brought. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its prior written consent.

                 8.       CONTRIBUTION.

                 In order to provide for contribution in circumstances in which the indemnification provided for in Section 7 is for any reason held to be unavailable or is insufficient (other than by reason of the express terms thereof) to hold harmless a party indemnified thereunder, the Company and HMC on the one hand, and the Initial Purchasers, on the other hand, shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company and HMC, any contribution received by the Company or HMC from persons, other than the Initial Purchasers, who may also be liable for contribution, including persons who control the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act) to which the Company, HMC and the Initial Purchasers may be subject, in such proportion as is appropriate to reflect the relative benefits received by the Company and HMC, on the one hand, and the Initial Purchasers, on the other hand, from the offering of the Units or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 7, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and HMC, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and HMC, on the one hand, and the Initial Purchasers, on the other hand, shall be deemed to be in the same proportion as (x) the total proceeds from the offering of the Units (net of discounts and commissions but before deducting expenses) received by the Company and (y) the discounts and commissions received by the Initial Purchasers, respectively, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault of the Company and HMC, on the one hand, and of the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or HMC, on the one hand, or the Initial Purchasers, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, HMC and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this
Section 8 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to above. Notwithstanding the provisions of this Section 8, (i) in no case shall the Initial Purchasers be required to contribute any amount in excess of the amount by which the discounts and commissions applicable to the Units purchased by the Initial Purchasers pursuant to this Agreement exceeds the amount of any damages which the Initial Purchasers have otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person, if any, who controls the Initial Purchasers within the meaning of
Section 15 of the Act or Section 20(a) of the Exchange Act and the respective officers, directors, partners, employees, representatives and agents of the Initial Purchasers or any controlling persons shall have the same rights to contribution as the Initial Purchasers, and each person, if any, who controls the Company, within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and the respective officers, directors, partners, employees, representatives and agents of the Company, HMC or any controlling persons shall have the same rights to contribution as the Company and HMC, subject in each case to clauses (i) and (ii) of this Section 8. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 8, notify such party or parties from whom contribution may be sought, but the failure to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 8 or otherwise.

                 9.       CONDITIONS OF INITIAL PURCHASERS' OBLIGATIONS.

                 The obligations of the Initial Purchasers to purchase and pay for the Units, as provided herein, shall be subject to the following conditions:

                 (a) All of the representations and warranties of the Company and HMC contained in this Agreement shall be true and correct on the date hereof and on the Closing Date with the same force and effect as if made on and as of the date hereof and the Closing Date, respectively. The Company and HMC shall have performed or complied with all of the agreements herein contained and required to be performed or complied with by them at or prior to the Closing Date.

                 (b) The Offering Memorandum shall have been printed and copies distributed to the Initial Purchasers in New York as soon as practicable after the date of this Agreement but not later than such time as the Initial Purchasers reasonably request, and no stop order suspending the qualification or exemption from qualification of the Units in any jurisdiction referred to in Section 4(e) shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

                 (c) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency which could, as of the Closing Date, reasonably be expected to have a Material Adverse Effect; no action, suit or proceeding shall have been commenced and be pending against or affecting or threatened against, the Company or any of its subsidiaries before any court or arbitrator or any governmental body, agency or official that could reasonably be expected to result in a Material Adverse Effect; and no stop order shall have been issued preventing the use of the Offering Memorandum, or any amendment or supplement thereto, or which could have a Material Adverse Effect.

                 (d) Since the dates as of which information is given in the Offering Memorandum and other than as set forth in the Offering Memorandum, (i) there shall not have been any material and adverse change or any development that is reasonably likely to result in a material and adverse change in the long-term debt, or material increase in the short-term debt, of the Company or any of its subsidiaries from that set forth in the Offering Memorandum, other than the possible draw upon the $5,000,000 interim financing made available by a stockholder of the Company and described in the Offering Memorandum, (ii) no dividend or distribution of any kind shall have been declared, paid or made by the Company or any of its subsidiaries on any class of the Company's capital stock, and (iii) neither the Company nor any of its subsidiaries shall have incurred any liabilities or obligations other than in the ordinary course of business consistent with past practices, direct or contingent, that are material and adverse, individually or in the aggregate, to the Company and its subsidiaries, taken as a whole, and that are required to be disclosed on a balance sheet or notes thereto in accordance with generally accepted accounting principles and are not disclosed on the latest balance sheet or notes thereto included in the Offering Memorandum. Since the date hereof and since the dates as of which information is given in the Offering Memorandum there shall not have occurred any material adverse change in the actual or reasonably foreseeable prospective properties, business, results of operations, financial condition, or affairs of the Company and its subsidiaries taken as a whole.

                 (e) The Initial Purchasers shall have received a certificate, dated the Closing Date, signed by the president and chief executive officer and the chief financial officer of each of the Company and HMC (i) confirming as of the Closing Date, the matters set forth in paragraphs (a), (b), (c) and (d) of this Section 9, and (ii) stating that as of the Closing Date, no facts have come to such officers' attention that would cause such officers to believe that the Offering Memorandum, as of its date or the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                 (f) The Initial Purchasers shall have received on the Closing Date (i) the opinion, dated the Closing Date, of Baker & Botts, L.L.P., Dallas, Texas, counsel to the Company and HMC, to the effect set forth in Exhibit C hereto, (ii) the opinion, dated the Closing Date, of Kelley Drye & Warren LLP, special regulatory counsel to the Company and HMC, to the effect set forth in Exhibit D hereto and (iii) the opinion, dated the Closing Date, of Wesley E. Schlenker, General Counsel of the

         Company and HMC, to the effect set forth in Exhibit E hereto. Such opinions shall not be "accord" opinions.

                 (g) The Initial Purchasers shall have received on the Closing Date the certificate of Texas Commerce Bank, National Association, in its capacity as Trustee and Warrant Agent, to the effect that (i) it is a national banking association or state chartered bank or trust company and is duly incorporated and validly existing in good standing under the laws of the jurisdiction in which it is incorporated, (ii) it has the corporate power and authority necessary to enter into the Indenture and authenticate or countersign the Securities as Trustee and Warrant Agent thereunder, (iii) the Indenture and the Warrant Agreement have been duly and validly authorized, executed and delivered by it and are the legal, valid and binding agreements of it enforceable against it in accordance with their terms, (iv) the Series A Notes have been duly authenticated and delivered by it pursuant to the terms of this Agreement and the Indenture, and (v) the Warrants have been duly countersigned and delivered by it pursuant to the terms of this Agreement and the Warrant Agreement.

                 (h) The Initial Purchasers shall have received on the Closing Date the opinion, dated the Closing Date, of Akin, Gump, Strauss, Hauer & Feld, L.L.P., counsel to the Initial Purchasers, covering such matters as are customarily covered in such opinions.

                 (i) At the time this Agreement is executed and at the Closing Date the Initial Purchasers shall have received from Price Waterhouse, L.L.P., independent public accountants for the Company and HMC, dated as of the date of this Agreement and as of the Closing Date, customary comfort letters addressed to the Initial Purchasers and in form and substance previously agreed upon by the Initial Purchasers and counsel to the Initial Purchasers with respect to the financial statements and certain financial information of the Company and its subsidiaries contained in the Offering Memorandum.

                 (j) The Company, HMC and the Trustee shall have entered into the Indenture and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

                 (k) The Company and the Trustee shall have entered into the Pledge Agreement and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

                 (l) The Company and HMC shall have entered into the Note Registration Rights Agreement and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

                 (m) The Company and the Warrant Agent shall have entered into the Warrant Agreement and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

                 (n) The Company shall have entered into the Warrant Registration Rights Agreement and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

                 (o) Akin, Gump, Strauss, Hauer & Feld, L.L.P. shall have been furnished with such documents, in addition to those set forth above, as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Section 9 and in order to evidence the accuracy, completeness or satisfaction in all material respects of any of the representations, warranties or conditions herein contained.


                 (p) Prior to the Closing Date, the Company and HMC shall have furnished to the Initial Purchasers such further information, certificates and documents as the Initial Purchasers may reasonably request.

                 All opinions, certificates, letters and other documents required by this Section 9 to be delivered by the Company and HMC will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the Initial Purchasers and their counsel. The Company and HMC will furnish the Initial Purchasers with such conformed copies of such opinions, certificates, letters and other documents as they shall reasonably request.

                 10.      INITIAL PURCHASERS' INFORMATION.

                 The Company, HMC and the Initial Purchasers severally acknowledge that the statements with respect to the offering of the Units set forth in (a) the last paragraph of the cover page, (b) the last paragraph on page iv, and (c) the third paragraph, the fifth, sixth and seventh sentences of the fourth paragraph (counting the cross-reference sentence as the second sentence of such paragraph) the sixth paragraph and the seventh paragraph under the caption "Plan of Distribution" in the Offering Memorandum constitute the only information furnished in writing by the Initial Purchasers expressly for use in the Offering Memorandum.

                 11.      SURVIVAL OF REPRESENTATIONS AND AGREEMENTS.

                 All representations and warranties, covenants and agreements of the Initial Purchasers, the Company and HMC contained in this Agreement, including without limitation, the agreements contained in Sections 12(d) and 14, the indemnity agreements contained in Section 7 and the contribution agreements contained in Section 8, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Initial Purchasers, any controlling person thereof or by or on behalf of the Company, HMC or any controlling person thereof, and shall survive delivery of and payment for the Units to and by the Initial Purchasers. The agreements contained in Sections 12(d) and 14 shall survive the termination of this Agreement, including any termination pursuant to Section 12.

                 12.      EFFECTIVE DATE OF AGREEMENT; TERMINATION.

                 (a) This Agreement shall become effective upon execution and delivery of a counterpart hereof by each of the parties hereto.

                 (b) The Initial Purchasers shall have the right to terminate this Agreement at any time prior to the Closing Date by notice to the Company and HMC from the Initial Purchasers, without liability (other than with respect to Sections 7 and 8) on the Initial Purchasers' part to the Company and HMC if, on or prior to such date,
         (i) the Company or HMC shall have failed, refused or been unable to perform in any material respect any agreement on its part to be performed hereunder, (ii) any other condition to the obligations of the Initial Purchasers hereunder as provided in Section 9 is not fulfilled when and as required in any material respect, (iii) in the reasonable judgment of the Initial Purchasers, any material adverse change shall have occurred since the respective dates as of which information is given in the Offering Memorandum in the actual or reasonably foreseeable prospective properties, business, results of operations, financial condition or affairs of the Company and its subsidiaries, taken as a whole, other than as set forth in the Offering Memorandum, or (iv)(A) any domestic or international event or act or occurrence has materially disrupted, or in the reasonable opinion of the Initial Purchasers will in the immediate future materially disrupt, the market for the Company's securities or for securities in general; or (B) trading in securities generally on either of the New York or American Stock Exchanges shall have been suspended or materially limited, or minimum or maximum prices for trading shall have been established, or maximum ranges for prices for securities shall have been required, on such exchange, or by such exchange or other regulatory body or governmental authority having jurisdiction; or (C) a banking moratorium shall have been declared by federal or state authorities, or a moratorium in foreign exchange trading by major international banks or persons shall have been declared; or (D) there is an outbreak or escalation of armed hostilities involving the United States on or after the date hereof, or if there has been a declaration by the United States of a national emergency or war, the effect of which shall be, in the Initial Purchasers' reasonable judgment, to make it inadvisable or impracticable to proceed with the offering or delivery of the Units on the terms and in the manner contemplated in the Offering Memorandum; or (E) there shall have been such a material adverse change in general economic, political or financial conditions or if the effect of international conditions on the financial markets in the United States shall be such as, in the Initial Purchasers' reasonable judgment, makes it inadvisable or impracticable to proceed with the offering or delivery of the Units as contemplated thereby; or (F) (I) there shall have occurred a downgrading in the rating accorded the Series A Notes by any "nationally recognized statistical rating organization" as that term is defined by the Commission for purposes of Rule 436(g)(2) of the rules and regulations of the Commission under the Act or (II) any such organization shall have publicly announced that it has under surveillance or review (other than an announcement with positive implications of a possible upgrading), its rating of the Series A Notes or any other securities of the Company.

                 (c) Any notice of termination pursuant to this Section 12 shall be by telephone, telex, telephonic facsimile, or telegraph, confirmed in writing by letter within three days thereof.

                 (d) If this Agreement shall be terminated pursuant to Sections 12(b)(i), 12(b)(ii) or 12(b)(iv)(F) or if the sale of the Units provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company or HMC to perform any agreement herein or comply with any provision hereof, the Company and HMC will, jointly and not severally, subject to demand by the Initial Purchasers, reimburse the Initial Purchasers for all reasonable out-of-pocket expenses (including the reasonable fees and expenses of Initial Purchasers' counsel), incurred by the Initial Purchasers in connection herewith.

                 13.      DEFAULTING INITIAL PURCHASERS.

                 (a) If, on the Closing Date, an Initial Purchaser defaults in the performance of its obligations under this Agreement, the non-defaulting Initial Purchaser may make arrangements for the purchase of the Units by other persons satisfactory to the Company and the non-defaulting Initial Purchaser, but if no such arrangements are made within 36 hours after such default, this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchaser or the Company, except that the Company will continue to be liable for the payment of expenses only to the extent set forth in
         Section 14. As used in this Agreement, the term "Initial Purchaser" includes, for all purposes of this Agreement unless the context otherwise requires, any party not listed in Schedule 3(a) hereto who, pursuant to this Section 13, purchases Units which a defaulting Initial Purchaser agreed but failed to purchase.

                 (b) Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to the Company or the non-defaulting Initial Purchaser for damages caused by its default. If other persons are obligated or agree to purchase the Units of a defaulting Initial Purchaser, either the non-defaulting Initial Purchaser or the Company may postpone the Closing Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Initial Purchasers may be necessary in the Offering Memorandum or in any other document or arrangement and the Company agrees to promptly make any amendment or supplement to the Offering Memorandum that effects any such changes.

                 14.      FEES AND EXPENSES.

                 Whether or not the transactions contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated, the Company and HMC shall pay all costs, expenses, fees and taxes incurred by or on their behalf in connection with this Agreement and the transactions contemplated hereby and by the other Operative Documents, including without limitation all costs, expenses, fees and taxes relating to: (a) the preparation, printing, filing and distribution of the Preliminary Offering Memorandum and the Offering Memorandum (including, without limitation, financial statements) and all amendments and supplements thereto required pursuant hereto, (b) the preparation (including, without limitation, duplication costs) and delivery of this Agreement, the other Operative Documents, all preliminary and final Blue Sky memoranda and all other agreements, memoranda, correspondence and other documents prepared and delivered in connection herewith and with the Exempt Resales, (c) the issuance, transfer and delivery by the Company of the Units to the Initial Purchasers,
(d) the qualification or registration of the Securities for offer and sale under the securities or Blue Sky laws of the jurisdictions referred to in
Section 4(e) above (including, without limitation, the cost of analyzing such Blue Sky laws and printing and mailing any preliminary and final Blue Sky Memorandum and the reasonable fees and disbursements of counsel to the Initial Purchasers relating thereto up to a maximum of $5,000), (e) furnishing such copies of the Preliminary Offering Memorandum and the Offering Memorandum, and all amendments and supplements thereto, as may be requested for use in connection with Exempt Resales, (f) the preparation of certificates for the Securities (including, without limitation, printing and engraving thereof), (g) the fees, disbursements and expenses of counsel to the Company and HMC and their independent public accountants, (h) all expenses and listing fees in connection with the application for quotation of the Securities in the PORTAL market, (i) all fees and expenses (including fees and expenses of counsel to the Company and HMC) of the Company and HMC in connection with the approval of the Securities by DTC for "book-entry" transfer, (j) rating the Note Securities by rating agencies, (k) the fees and expenses of the Trustee and its counsel in connection with the Indenture and the Note Securities, (l) the fees and expenses of the Warrant Agent and its counsel in connection with the Warrant Agreement, the Warrants, and the Warrant Shares, (m) the performance by the Company and HMC of their other obligations under this Agreement and the other Operative Documents, (n) one half of the expense of a chartered aircraft that the Initial Purchasers chartered in connection with a due diligence trip taken by the Initial Purchasers, (o) "roadshow" travel and other expenses incurred by the Company and HMC (including one-half of the expense of a chartered aircraft) in connection with the marketing and sale of the Units and (p) the Exchange Offer, the Exchange Offer Registration Statement, the Note Shelf Registration Statement, and the Warrant Shelf

Registration Statement, including any items incidental thereto such as the fees and expenses of accountants and counsel to the Company or other persons to the extent provided in the Registration Rights Agreements, the Commission filing fees for the registration statements, and the cost to reproduce and distribute the prospectuses included in such registration statements.

                 15.      NOTICE.

                 All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and, if sent to the Initial Purchasers shall be mailed, delivered, or sent by facsimile, to Bear, Steams & Co. Inc., 245 Park Avenue, New York, New York 10167, Attention: Corporate Finance Department, facsimile number (212) 272- 3092; and if sent to the Company and HMC, shall be mailed, delivered or sent by facsimile to HighwayMaster Communications, Inc., 16479 Dallas Parkway, Suite 710, Dallas, Texas 75248, Attention: William C. Saunders, facsimile number (972) 930-7263; provided, however, that any notice pursuant to Sections 7 or 8 shall be mailed, delivered or sent by facsimile and confirmed in writing within three days thereof.

                 16.      PARTIES.

                 This Agreement shall inure solely to the benefit of, and shall be binding upon, the Initial Purchasers, the Company, HMC and the controlling persons and agents referred to in Sections 7 and 8, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Units from the Initial Purchasers.

                 17.      CONSTRUCTION.

                 This Agreement shall be construed in accordance with the internal laws of the State of New York. Time is of the essence in this Agreement.

                 18.      CAPTIONS.

                 The captions included in this Agreement are included solely for convenience of reference and are not to be considered a part of this Agreement.

                 19.     SUBSIDIARIES AND PREDECESSORS.

         For purposes of this Agreement, the "subsidiaries" of the Company shall be all entities that the Company directly or indirectly controls at the time to which the respective provision of this Agreement refers. In addition, any representation and warranty concerning the Company or any subsidiary of the Company concerning any liabilities, obligations, or violations of the Company or such subsidiary shall be deemed to refer to the Company and each of its predecessors or such subsidiary and each of its predecessors, respectively.

                 20.      COUNTERPARTS.

                 This Agreement may be executed in various counterparts which together shall constitute one and the same instrument.

                 If the foregoing correctly sets forth the understanding between the Initial Purchasers, the Company and HMC, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

                               Very truly yours,

                                        HIGHWAYMASTER COMMUNICATIONS, INC.


                                        By:   /S/ J. PHILIP MCCORMICK
                                           --------------------------------
                                        Name:   J. Philip McCormick
                                        Title: Executive Vice President and
                                               Chief Financial Officer



                                        HIGHWAYMASTER CORPORATION



                                        By:   /S/ J. Philip McCormick
                                           --------------------------------
                                        Name:   J. Philip McCormick
                                        Title: Executive Vice President and
                                               Chief Financial Officer
Accepted and agreed to as of
the date first above written:


BEAR STEARNS & CO. INC.



By:    /S/ J. ANDREW BUGAS
   ----------------------------
Name: J. Andrew Bugas
Title: Senior Managing Director


SMITH BARNEY INC.



By:   /S/ MICHAEL ANDERSON
-------------------------------
Name: Michael Anderson
Title: Managing Director

                                 Schedule 3(a)
                               Purchase of Units





Initial Purchaser                                                Number of Units
-----------------                                                ---------------
Bear, Stearns & Co. Inc.                                             87,500

Smith Barney Inc.                                                    37,500
                                                                     ------

      Total                                                         125,000
                                                                    =======



                                  Page Solo

                                 Schedule 5(c)
                                  Subsidiaries



HighwayMaster Corporation, a Delaware corporation





                                   Page Solo

                                   EXHIBIT A
                   Form of Note Registration Rights Agreement

                                   EXHIBIT B
                 Form of Warrant Registration Rights Agreement

                                   EXHIBIT C
                    Form of Opinion of Baker & Botts, L.L.P.


         1. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to carry on its business as it is currently being conducted and as described in the Offering Memorandum and to own, lease and operate its properties.

         2. HMC has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware. HMC has all requisite corporate power and authority to carry on its business as it is currently being conducted and as described in the Offering Memorandum and to own, lease and operate its properties.

         3. The Company and HMC have all requisite corporate power and authority to execute, deliver and perform their obligations under the Operative Documents and to consummate the transactions contemplated thereby, including, without limitation, the corporate power and authority to issue, sell and deliver the Securities as provided therein.

         4. When the Units are issued and delivered pursuant to the Purchase Agreement, such Units, and the Series A Notes and Warrants of which the Units consist, will not be of the same class (within the meaning of Rule 144A under the Act) as any security of the Company that is listed on a national securities exchange registered under Section 6 of the Exchange Act or that is quoted in a United States automated inter-dealer quotation system.

         5. The Purchase Agreement has been duly and validly authorized, executed and delivered by the Company and HMC and (assuming the due authorization, execution and delivery of the Purchase Agreement by the Initial Purchasers), is the legal, valid and binding agreement of the Company and HMC, enforceable against the Company and HMC in accordance with its terms, subject to the Enforceability Exceptions and subject to any limitations on the enforceability thereof imposed by the applicable provisions of federal or state securities laws or principles of public policy underlying such laws. Such counsel, however, shall not be required to opine upon the enforceability of the indemnification and contribution provisions contained in the Purchase Agreement.

         6. The Indenture has been duly and validly authorized, executed and delivered by the Company and HMC and (assuming the due authorization, execution and delivery of the Indenture by the Trustee), will be the legal, valid and binding obligation of the Company and HMC, enforceable against the Company and HMC in accordance with its terms, subject to the Enforceability Exceptions. As of the initial date of issuance of the Series A Notes, the Indenture is not required to be qualified under the Trust Indenture Act. Nevertheless, the Indenture conforms as to form in all material respects with the requirements of the Trust Indenture Act and the rules and regulations of the Commission applicable to an indenture that is qualified thereunder.

         7. The Pledge Agreement has been duly and validly authorized, executed and delivered by the Company, and (assuming the due authorization, execution and delivery of the Pledge Agreement by the Trustee) is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions.

         8. The Note Registration Rights Agreement has been duly and validly authorized, executed and delivered by the Company and HMC, and (assuming the due authorization, execution and delivery of the Note Registration Rights Agreement by the Initial Purchasers) is the legal, valid and binding obligation of the Company and HMC, enforceable against the Company and HMC in accordance with its terms, subject to the Enforceability Exceptions. Such counsel, however, shall not be required to opine upon the enforceability of the indemnification and contribution provisions contained in the Note Registration Rights Agreement.

         9. The Warrant Registration Rights Agreement has been duly and validly authorized, executed and delivered by the Company, and (assuming the due authorization, execution and delivery of the Warrant Registration Rights Agreement by the Initial Purchasers) is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions. Such counsel, however, shall not be required to opine upon the enforceability of the indemnification and contribution provisions contained in the Warrant Registration Rights Agreement.

         10. The Series A Notes have been duly and validly authorized by the Company for issuance and sale to the Initial Purchasers pursuant to the Purchase Agreement and, when issued and authenticated in accordance with the terms of the Indenture and delivered against payment for the Units of which they are a part in accordance with the terms of the Purchase Agreement and the Indenture, will be the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, subject to the Enforceability Exceptions.

         11. The Series B Notes have been duly and validly authorized for issuance by the Company and, when issued and authenticated in accordance with the terms of the Exchange Offer and the Indenture, will be the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, subject to the Enforceability Exceptions.

         12. The guarantee of the Series A Notes and Series B Notes by HMC has been duly and validly authorized by HMC and, when issued and authenticated in accordance with the terms of the Indenture, will be the legal, valid and binding obligation of HMC enforceable against HMC in accordance with their terms, subject to the Enforceability Exceptions.

         13. The Warrant Agreement has been duly and validly authorized, executed and delivered by the Company, and (assuming the due authorization, execution and delivery of the Warrant Agreement by the Warrant Agent) is the legal, valid, and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions. Such counsel, however, shall not be required to opine upon the enforceability of the indemnification and contribution provisions contained in the Warrant Agreement.

         14. The Warrants have been duly and validly authorized by the Company for issuance and sale to the Initial Purchasers pursuant to the Purchase Agreement and, when issued and authenticated in accordance with the terms of the Warrant Agreement and delivered against payment for the Units of which they are a part in accordance with the terms of the Purchase Agreement and the Warrant Agreement, will be validly issued and the legal, valid and binding obligations of the Company, subject to the Enforceability Exceptions. The Company has duly reserved a sufficient number of its shares of Common Stock for the issuance of the 820,750 Warrant Shares upon the exercise of the Warrants. The Company has duly and validly authorized the issuance of the Warrant Shares upon the exercise of the Warrants. Upon the exercise of the Warrants and the payment of the exercise price thereof, the respective Warrant Shares will be validly issued, fully paid and nonassessable, and not issued in violation of any preemptive or similar rights arising under the General Corporation Law of the State of Delaware, the Certificate of Incorporation or the Bylaws of the Company, or the documents listed in the schedule to such counsel's opinion described in paragraph 15 below.

         15. None of (a) the execution, delivery or performance by the Company or HMC of the Purchase Agreement and the other Operative Documents, (b) the issuance and sale of the Securities, nor (c) the consummation by the Company and HMC of the transactions contemplated by the Operative Documents violates, or constitutes a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or requires consent (other than those consents that have been obtained) under, or results in the imposition of a lien or encumbrance (except for encumbrances arising under the Operative Documents) on any properties of the Company or HMC, or an acceleration of any indebtedness of the Company or HMC pursuant to: (i) the charter or bylaws of the Company or HMC, (ii) any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which the Company or HMC is a party or by which the Company or HMC is bound or to which any of their respective properties is subject, provided that such counsel may limit such opinion to those bonds, debentures, notes, indentures, mortgages, deeds of trust, and other agreements and instruments listed on a schedule to the opinion that officers of the Company and HMC have certified as identifying each material bond, debenture, note, indenture, mortgage, deed of trust, or other agreement or instrument to which the

Company or HMC is a party or by which the Company or HMC is bound or to which any of their respective properties is subject, (iii) any existing statute, rule or regulation of the United States, the State of Delaware (solely with respect to the General Corporation Law of the State of Delaware), the State of New York, or the State of Texas applicable to the Company or HMC, or (iv) to the knowledge of such counsel, any judgment, order or decree of any court or governmental agency or authority of competent jurisdiction that specifically names the Company or HMC or states that it applies to any of their properties, except in the cases of clauses (ii), (iii) and (iv), for any such violation, default, consent, imposition of a lien or acceleration that could not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect. Except as may be required under applicable state securities or Blue Sky laws, and except for the filing of registration statements under the Act and any other requirements of the Act or Exchange Act applicable in connection with the transactions contemplated by the Registration Rights Agreements and qualification of the Indenture under the Trust Indenture Act in connection with the Registration Rights Agreements, no consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, any court or governmental agency of the United States, the State of Delaware (solely with respect to the General Corporation Law of the State of Delaware), the State of New York, or the State of Texas is required for (1) the execution, delivery and performance by the Company and HMC of the Purchase Agreement and the other Operative Documents or (2) the issuance and sale of the Securities and the transactions contemplated thereby, except such as have been obtained and made and except where the failure to obtain such consents, approvals, authorizations or orders or make or obtain such filings, registrations, qualifications, licenses or permits, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         16. To the knowledge of such counsel, there is no action, suit, investigation or proceeding before or by any court, arbitrator or governmental agency, body or official now pending or threatened to which the Company or HMC is a party or to which the business or property of the Company or HMC is subject, that could, individually or in the aggregate, reasonably be expected to (i) have a Material Adverse Effect, or (ii) prevent or suspend the issuance or sale of the Securities or prevent or suspend the use of the Offering Memorandum.

         17. To the knowledge of such counsel, there are no holders of securities of the Company or HMC who have the right to request or demand that the Company or HMC register their transfer of securities on either the Exchange Offer Registration Statement or the Note Shelf Registration Statement. To the knowledge of such counsel, except as described in the Offering Memorandum, there are no holders of securities of the Company or HMC who have the right to request or demand that the Company or HMC register their transfer of securities on the Warrant Shelf Registration Statement.

         18. To the knowledge of such counsel, except as disclosed in the Offering Memorandum, neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property presently used in connection with their businesses, except for any infringement that could not reasonably be expected to have a Material Adverse Effect. The description of the patents and other intellectual property rights of the Company set forth in the Offering Memorandum under the captions "Risk Factors--AT&T Litigation," "Risk Factors--Uncertainty Regarding Patents and Proprietary Rights," "Business--Patents and Proprietary Rights" and "Business--Legal Proceedings" (to the extent that the information set forth therein summarizes legal matters) is accurate in all material respects.

         19. After giving effect to the sale of the Units and the application of the net proceeds therefrom as described under the caption "Use of Proceeds" in the Offering Memorandum, neither the Company nor HMC is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act.

         20. No registration under the Act of the Units is required for the sale of the Units to the Initial Purchasers as contemplated by the Purchase Agreement or for the Exempt Resales assuming (a) that the Initial Purchasers are QIBs, (b) that the purchasers who buy the Units in the Exempt Resales are Eligible Purchasers, (c) the accuracy of the Initial Purchasers' representations as set forth in Section 6 of the Purchase Agreement, (d) the accuracy of the Company's representations contained in the Purchase Agreement as to factual matters, (e) receipt by the purchasers to whom the Initial Purchasers initially resell the Units of a copy of the Offering Memorandum at or prior to the delivery of confirmation of sale, and (f) that the certificates representing the Series A Notes bear the legends contemplated by the Indenture and the certificates representing the Warrants bear the legends contemplated by the Warrant Agreement.

         21. The Securities, the Indenture, the Pledge Agreement, the Warrant Agreement, the Note Registration Rights Agreement, and the Warrant Registration Rights Agreement, conform in all material respects to the descriptions thereof contained in the Offering Memorandum.

         22. The information set forth in the Offering Memorandum under the caption "Business--Strategic Service Alliances of the Company" (to the extent that the information set forth thereunder summarizes contractual arrangements between the Company and certain third parties), under the caption "Business--Legal Proceedings" (to the extent that the information set forth thereunder summarizes legal documents or proceedings), and under the caption "Certain U.S. Federal Tax Consequences" (to the extent that the information set forth therein summarizes legal matters) has been reviewed by counsel and is accurate in all material respects.

         In addition, such counsel shall also have furnished to the Initial Purchasers a written statement, in form and substance reasonably satisfactory to the Initial Purchasers, to the effect that such counsel has participated in conferences with officers and other representatives of the Company and HMC, representatives of the Initial Purchasers, counsel to the Initial Purchasers and representatives of the independent certified public accountants of the Company and HMC at which the contents of the Offering Memorandum and related matters were discussed and although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Memorandum, on the basis of the foregoing (relying as to materiality to a large extent upon the statements of officers and other representatives of the Company), no facts have come to such counsel's attention that caused such counsel to believe that the Offering Memorandum (other than the financial statements and related notes and other financial, accounting and statistical data included therein, as to which no statement need be made), as of its date or the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         In rendering such opinion, such counsel shall opine as to the General Corporation Law of the State of Delaware, the laws of the State of New York, the laws of the State of Texas and the federal laws of the United States, provided that such counsel need not express any opinion regarding the laws of any other jurisdiction or the Communications Act or the Other Telecommunications Laws.

                                   EXHIBIT D
                Form of Opinion of Kelley, Drye & Warren, L.L.P.



         1. The Company and HMC do not hold any licenses for the use of frequencies and neither of them has sought any other regulatory approval from the FCC or any State Telecommunications Agency to conduct its business because of its belief that it is not a common carrier. Even if the Company's or HMC's belief as to its status were determined to be incorrect, such counsel knows of no reason why the Company and HMC would be unable to comply with the requirements of the FCC and of those states regulating such carriers. Counsel is not herein providing any opinion as to whether either the Company or HMC are or are not subject to regulation as a common carrier.

         2. No authorization, approval or consent of, or registration or filing with, the FCC is required for execution, delivery or performance by the Company and HMC of the Purchase Agreement, the Indenture, the Pledge Agreement, the Note Registration Rights Agreement, the Warrant Agreement or the Warrant Registration Rights Agreement, or the consummation by the Company and HMC of the transactions contemplated therein.

         3. The execution, delivery and performance by the Company of the Purchase Agreement and the consummation by the Company of the transactions contemplated therein will not conflict with or constitute a breach or violation of any term or provision of the Communications Act or any Other
Telecommunications Law.

         4. The execution, delivery and performance by HMC of the Purchase Agreement and the consummation by HMC of the transactions contemplated therein will not conflict with or constitute a breach or violation of any term or provision of the Communications Act or any Other Telecommunications Law administered by the FCC.

         5. Subject to paragraph 1 above, and except as disclosed in the Offering Memorandum, to the best of counsel's knowledge, neither the Company nor HMC has violated the Communications Act or any Other Telecommunications Law.

         6. No proceeding has been instituted or is pending, or to the best knowledge of such counsel after reasonable inquiry and investigation, is threatened or contemplated before the FCC against the Company or HMC and, to the best knowledge of such counsel, no proceeding has been instituted or is pending, threatened or contemplated before any State Telecommunications Agency against the Company or HMC, which in each case, if the subject of an unfavorable ruling, decision or finding, would have a Material Adverse Effect.

         7. All statements in the Offering Memorandum under the captions "Risk Factors--Uncertainty of Government Regulation" and "Business--Regulation" (except those related to the Company's Canadian operations, as to which such counsel need not express any opinion) are accurate in all material respects and fairly present the information required to be set forth therein regarding the Communications Act and Other

Telecommunications Laws. Without limiting the generality of the foregoing, the statements under such captions regarding the uncertain status of the Company as a common carrier or a private carrier or enhanced services provider are accurate and fairly presented.

                                   EXHIBIT E
                     Form of Opinion of Wesley E. Schlenker


         1. To the knowledge of such counsel, the Company is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not reasonably be expected to have a Material Adverse Effect.

         2. To the knowledge of such counsel, HMC is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not reasonably be expected to have a Material Adverse Effect.

         3. Except as described in the Offering Memorandum, neither the Company nor HMC is (a) in violation of its charter or bylaws, (b) to the knowledge of such counsel, in default of the performance of any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which the Company or HMC is a party or by which the Company or HMC is bound or to which any of their respective properties is subject, or (c) to the knowledge of such counsel, in violation of any local, state, federal or foreign law, statute, ordinance, rule, regulation, judgment or court decree applicable to it or any of its assets or properties (whether owned or leased), provided that such counsel need not inquire concerning the substantive laws of any jurisdiction except the federal laws of the United States, the law of the State of Texas and the General Corporation Law of the State of Delaware when rendering the opinion set forth in clause (c), and except in the case of clauses (a), (b), and (c), for any such default or violation that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as described in the Offering Memorandum, to the knowledge of such counsel, there exists no condition that, with notice or the passage of time or both, would constitute such a default under any such document or instrument except for any such default that could not, individually or in the aggregate with other defaults, reasonably be expected to have a Material Adverse Effect.

         4. All of the issued and outstanding shares of capital stock of HMC have been duly authorized, validly issued and are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights. To the knowledge of such counsel, all of the issued and outstanding shares of capital stock of HMC are owned by the Company free and clear of any lien, encumbrance, claim, security interest, restriction on transfer, stockholders' agreement, voting trust or other restrictions, except for restrictions on transfer imposed by applicable law and the Amended Stockholders' Agreement (as defined in the Offering Memorandum).

         5. All of the issued and outstanding shares of capital stock of the Company have been duly authorized, validly issued, and are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights. To the knowledge of such counsel, on June 30, 1997, the Company had authorized and outstanding capital stock as set forth in the Offering Memorandum under the caption "Capitalization," subject to the notes and assumptions included therein.

         6. To the knowledge of such counsel, except as disclosed in the Offering Memorandum, there is (a) no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency or that has been proposed by any governmental body, and (b) no injunction, restraining order or order of any nature by a federal or state court or foreign court of competent jurisdiction to which the Company or HMC is subject or to which the business, assets, or property of the Company or HMC is subject, that could, individually or in the aggregate, reasonably be expect to have a Material Adverse Effect.

         7. If all material facts and issues of laws were properly presented and argued, a court called upon to consider the issue should conclude that the provisions of the agreement between Skinner Transfer Corporation and HMC, dated August 14, 1996 (together with the related agreements between Skinner Transfer Corporation and HMC), and the Addendum to Lease and Options to Purchase Agreement between Contract Freighters, Inc. and HMC, effective as of June 1, 1996 do not violate or create a price matching event under the Most Favored Nation Pricing Provisions in any respect that could reasonably be expected to result in the imposition of a material liability upon the Company or HMC under any of the following agreements: (a) the Equipment Agreement dated April 25, 1997 between Burlington Motor Carriers, Inc. and HMC, (b) the Equipment Agreement dated April 10, 1997 between Wal-Mart Stores East, Inc. and HMC, (c) the Purchase Agreement dated January 20, 1995 between Ryder Automotive Carrier Group and HMC and Rider thereto, (d) the Equipment Agreement dated October 18, 1996 between AmeriTruck Distribution Corporation and HMC, and (e) the Lease and Options to Purchase Agreement dated May 31, 1994 between Contract Freighters, Inc. and HMC including Addendum to Lease and Options to Purchase Agreement between CFI and the HMC effective as of June 1, 1996.

         In addition, such counsel shall also have furnished to the Initial Purchasers a written statement, in form and substance reasonably satisfactory to the Initial Purchasers, to the effect that such counsel has participated in conferences with other officers and other representatives of the Company and HMC, representatives of the Initial Purchasers, counsel to the Initial Purchasers and representatives of the independent certified public accountants of the Company and HMC at which the contents of the Offering Memorandum and related matters were discussed, and although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Memorandum, on the basis of the foregoing (relying as to materiality to a large extent upon the statements of officers and other representatives





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of the Company), no facts have come to such counsel's attention that caused such counsel to believe that the Offering Memorandum (other than the financial statements and related notes and other financial, accounting and statistical data included therein, as to which no statement need be made), as of its date or the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         The opinion of such counsel shall state that it is limited to the General Corporation Law of the State of Delaware, the laws of the State of Texas and the federal laws of the United States. To the extent such opinions relate to the laws of any jurisdiction other than the United States, the State of Texas, or the State of Delaware (with respect to the Delaware General Corporation Law), such counsel shall state that he has assumed that such laws are identical to the laws of the State of Texas. In addition, such counsel need not express any opinion regarding the Communications Act or the Other Telecommunications Laws.





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